SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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PHARMACYCLICS, INC.
 (Name of Registrant as Specified in its Charter)

__________________________________________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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PHARMACYCLICS, INC.
995 East Arques Avenue
Sunnyvale, California 94085

November 2, 2005

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders ("Annual Meeting") of Pharmacyclics, Inc. (the "Company"), which will be held at 12:00 P.M. local time on Thursday, December 15, 2005 at the Sheraton Palo Alto Hotel, 625 El Camino Real, Palo Alto, CA 94301.

At the Annual Meeting, you will be asked to consider and vote upon the following proposals:

  the election of six (6) directors to serve until the 2006 annual meeting or until their successors are elected and qualified;
  the amendment of the Company's 2004 Equity Incentive Award Plan (the "2004 Plan") in order to increase the total number of shares of common stock authorized for issuance over the term of the 2004 Plan by an additional 1,000,000 shares; and
  the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2006.

The enclosed Notice of Annual Meeting of Stockholders and Proxy Statement more fully describe the details of the business to be conducted at the Annual Meeting.

After careful consideration, the Company's Board of Directors has unanimously approved the proposals and recommends that you vote IN FAVOR OF each such proposal.

After reading the Proxy Statement, please sign and promptly return the enclosed proxy card in the accompanying postage-paid return envelope. If you later decide to attend the Annual Meeting in person and vote by ballot, only your vote at the Annual Meeting will be counted.

Copies of the Pharmacyclics, Inc. 2005 Annual Report to Stockholders and Annual Report on Form 10-K for the fiscal year ended June 30, 2005 are also enclosed.

We look forward to seeing you at the Annual Meeting.

Sincerely, /s/ RICHARD A. MILLER, M.D. Richard A. Miller, M.D. President and Chief Executive Officer

IMPORTANT

Please sign and promptly return the enclosed proxy card in the accompanying postage-paid return envelope so that your shares may be voted if you are unable to attend the Annual Meeting.

PHARMACYCLICS, INC.
_______________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

December 15, 2005

TO THE STOCKHOLDERS OF PHARMACYCLICS, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Pharmacyclics, Inc., a Delaware corporation (the "Company"), will be held at 12:00 P.M. local time on Thursday, December 15, 2005 at the Sheraton Palo Alto Hotel, 625 El Camino Real, Palo Alto, CA 94301, for the following purposes:

  to elect six (6) directors to serve until the 2006 annual meeting or until their successors are elected and qualified;
  to amend the Company's 2004 Equity Incentive Award Plan (the "2004 Plan") in order to increase the total number of shares of common stock authorized for issuance over the term of the 2004 Plan by an additional 1,000,000 shares;
  to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2006; and
  to transact such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only stockholders of record at the close of business on October 20, 2005 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof. The stock transfer books of the Company will remain open between the record date and the date of the meeting. A list of the stockholders entitled to vote at the Annual Meeting will be available for inspection at the Company's principal executive offices at 995 East Arques Avenue, Sunnyvale, California 94085, for a period of ten (10) days immediately prior to the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting. However, to assure your representation at the meeting, please carefully read the accompanying Proxy Statement, which describes the matters to be voted upon at the Annual Meeting. Then, please sign and promptly return the enclosed proxy card in the accompanying postage-paid return envelope. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to ensure that all your shares will be voted. You may revoke your proxy at any time prior to the Annual Meeting. If you decide to attend the Annual Meeting, and vote by ballot, only your vote at the Annual Meeting will be counted. The prompt return of your proxy card will assist us in preparing for the Annual Meeting.

Sincerely, /s/ LEIV LEA Leiv Lea Secretary

Sunnyvale, California
November 2, 2005

YOUR VOTE IS VERY IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE.

PHARMACYCLICS, INC.
995 East Arques Avenue
Sunnyvale, California 94085
_______________

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS
To Be Held on December 15, 2005
_______________

GENERAL INFORMATION FOR STOCKHOLDERS

The enclosed proxy ("Proxy") is solicited on behalf of the Board of Directors (the "Board") of Pharmacyclics, Inc., a Delaware corporation (the "Company"), for use at its 2005 Annual Meeting of Stockholders (the "Annual Meeting") to be held at 12:00 P.M. local time on December 15, 2005, at the Sheraton Palo Alto Hotel, 625 El Camino Real, Palo Alto, CA 94301 and at any adjournment or postponement thereof.

This Proxy Statement and the accompanying form of Proxy were first mailed to all stockholders entitled to vote at the Annual Meeting on or about November 2, 2005.

The Company's principal executive offices are located at 995 East Arques Avenue, Sunnyvale, California 94085. Its telephone number is (408) 774-0330.

Record Date and Voting

Stockholders of record at the close of business on October 20, 2005 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, there were 19,844,271 shares of the Company's Common Stock (the "Common Stock") outstanding and entitled to vote. No shares of the Company's preferred stock are outstanding. Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder as of the Record Date.

The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST," "ABSTAIN" or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum. Broker non-votes (i.e., the submission of a Proxy by a broker or nominee specifically indicating the lack of discretionary authority to vote on the matter) are also counted for purposes of determining the presence of a quorum for the transaction of business. Shares voted "FOR" or "AGAINST" a particular matter presented to stockholders for approval at the Annual Meeting will be treated as shares entitled to vote ("Votes Cast") with respect to such matter. Abstentions also will be counted towards the tabulation of Votes Cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Accordingly, broker non-votes will not affect the outcome of the voting on a proposal that requires a majority of the Votes Cast (such as an amendment to, or adoption of, a stock option plan).

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Stockholders may not cumulate votes in the election of directors. If a choice as to the matters coming before the Annual Meeting has been specified by a stockholder on the Proxy, the shares will be voted accordingly. If a Proxy is returned to the Company and no choice is specified, the shares will be voted IN FAVOR OF each of the Company's nominees for director and IN FAVOR OF the approval of each of the proposals described in the Notice of Annual Meeting of Stockholders and in this Proxy Statement.

Any stockholder or stockholder's representative who, because of a disability, may need special assistance or accommodation to allow him or her to participate at the Annual Meeting may request reasonable assistance or accommodation from the Company by contacting Leiv Lea, Vice President, Finance and Administration and Chief Financial Officer and Secretary, in writing at 995 East Arques Avenue, Sunnyvale, California 94085 or by telephone at (408) 774-0330. To provide the Company sufficient time to arrange for reasonable assistance, please submit such requests by December 5, 2005.

Revocability of Proxies

Any stockholder giving a Proxy pursuant to this solicitation may revoke it at any time prior to the meeting by filing with the Secretary of the Company at its principal executive offices at 995 East Arques Avenue, Sunnyvale, California 94085, a written notice of such revocation or a duly executed Proxy bearing a later date, or by attending the Annual Meeting and voting in person.

Solicitation

The Company will bear the entire cost of this solicitation, including the preparation, assembly, printing and mailing of the Notice of Annual Meeting, this Proxy Statement, the Proxy and any additional solicitation materials furnished to stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. The Company has engaged Innisfree M&A Incorporated ("Innisfree") to provide routine advice and services for Proxy solicitation. Innisfree will receive approximately $15,000 from the Company for such advice and services. To assure that a quorum will be present in person or by proxy at the Annual Meeting, it may be necessary for Innisfree, certain officers, directors, employees or other agents of the Company to solicit proxies by telephone, facsimile or other means or in person. Except with respect to Innisfree, the Company will not compensate such individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

Deadline for Receipt of Stockholder Proposals

The deadline for submitting a stockholder proposal for inclusion in the Company's proxy statement and form of proxy for the Company's fiscal 2006 annual meeting of stockholders is the close of business on July 5, 2006. Proposals of stockholders intended to be presented at the Company's fiscal 2006 annual meeting of stockholders without inclusion of such proposals in the Company's proxy statement and form of proxy relating to the meeting must be received by the Company no later than the close of business on September 18, 2006 and no earlier than the close of business on August 17, 2006.

IMPORTANT

Please sign and return the enclosed Proxy in the accompanying postage- prepaid envelope as soon as possible so that your shares may be voted if you are unable to attend the Annual Meeting.

The Company's Annual Report to Stockholders for the fiscal year ended June 30, 2005 (the "Annual Report") and the Annual Report on Form 10-K (the "Form 10- K") for the fiscal year ended June 30, 2005, as filed with the Securities and Exchange Commission (the "SEC"), have been included with the mailing of the Notice of Annual Meeting and Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. Neither the Annual Report nor the Form 10-K is considered proxy-soliciting material and neither is incorporated into or is a part of this Proxy Statement.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL ONE - ELECTION OF DIRECTORS

At the Annual Meeting, a Board of Directors consisting of six (6) members will be elected to serve until the Company's next Annual Meeting or until their successors shall have been duly elected and qualified or until their earlier death, resignation or removal. The independent members of the Board have selected six (6) nominees, all of whom are current directors of the Company. Each person nominated for election has agreed to serve if elected, and the Company has no reason to believe that any nominee will be unavailable to serve. Unless otherwise instructed, the Proxy holders will vote the Proxies received by them IN FAVOR OF each of the nominees named below. The six (6) candidates receiving the highest number of affirmative votes of all of the Votes Cast at the Annual Meeting will be elected. If any nominee is unable to or declines to serve as a director, the Proxies may be voted for a substitute nominee designated by the Nominating and Corporate Governance Committee. As of the date of this Proxy Statement, the Board is not aware of any nominee who is unable or will decline to serve as a director.

The Board has determined that all of the director nominees, other than Dr. Miller, are "independent" as that term is defined in the Nasdaq Marketplace Rules. Dr. Miller is not considered independent because he is an executive officer of the Company. The Board has further determined that director nominees Miles R. Gilburne, Loretta M. Itri, M.D. and Craig C. Taylor, all of whom are members of the Company's Audit Committee, satisfy the more restrictive independence requirements for Audit Committee members set forth in United States securities laws. See "Board Meeting, Independence and Committees" below for further discussion of these independence determinations.

Vote Required and Board Recommendation

The six (6) nominees receiving the highest number of affirmative votes of the shares present in person or represented by Proxy and entitled to vote at the Annual Meeting shall be elected as directors of the Company.

The Board recommends that stockholders vote IN FAVOR OF the election of each of the following nominees to serve as directors of the Company.

Information with Respect to Director Nominees

Set forth below is information regarding the nominees.

Name	Age	Position(s) with the Company	Director Since
Miles R. Gilburne	54	Director	2000
Loretta M. Itri, M.D.	56	Director	2001
Richard M. Levy, Ph.D.	67	Director	2000
Richard A. Miller, M.D.	54	Director, President and Chief Executive Officer	1991
William R. Rohn	62	Director	2000
Craig C. Taylor	55	Director	1991

Business Experience of Director Nominees

Mr. Gilburne was elected as a Director of the Company in March 2000. Mr. Gilburne has been a managing member of ZG Ventures, a venture capital and investment company since 2000. From February 1995 through December 1999, he was Senior Vice President, Corporate Development for America Online, Inc., an internet services company. He is currently also a member of the board of directors of Time Warner Inc. and SRA International, Inc. Prior to joining America Online, Mr. Gilburne was a founding partner of the Silicon Valley office of the law firm of Weil, Gotshal and Manges and a founding partner of the Cole Gilburne Fund, an early stage venture capital fund focused on information technology. Mr. Gilburne received an A.B. degree from Princeton University and a law degree from the Harvard Law School. The Board has determined that Mr. Gilburne satisfies Nasdaq's independence requirements and the more restrictive independence requirements for Audit Committee members set forth in United States securities law.

Dr. Itri was elected as a Director of the Company in July 2001. She has served as President, Pharmaceutical Development, and Chief Medical Officer of Genta Incorporated, a biopharmaceutical company since May 2003. She joined Genta in March 2001 as Executive Vice President, Clinical Development and Chief Medical Officer. From November 1990 to January 2000 she was Senior Vice President, Worldwide Clinical Affairs, and Chief Medical Officer at Ortho Biotech Inc., a Johnson & Johnson Company. Dr. Itri earned her M.D. from New York Medical College, and is board certified in Internal Medicine. She completed a fellowship in Medical Oncology at Memorial Sloan-Kettering Cancer Center. The Board has determined that Dr. Itri satisfies Nasdaq's independence requirements and the more restrictive independence requirements for Audit Committee members set forth in United States securities law.

Dr. Levy was elected as a Director of the Company in June 2000. He has served as President and Chief Executive Officer and a director of Varian Medical Systems, Inc., a medical equipment company, since April 1999 and as its Chairman of the Board since February 2003, and as Executive Vice President of Varian Associates, Inc., the predecessor company from which Varian Medical Systems, Inc. was spun out, since 1992. Dr. Levy holds a B.A. degree from Dartmouth College and a Ph.D. in nuclear chemistry from the University of California at Berkeley. The Board has determined that Dr. Levy satisfies Nasdaq's independence requirements.

Dr. Miller has served as President, Chief Executive Officer and a Director since he co-founded the Company in April 1991. Dr. Miller was a co- founder of IDEC Pharmaceuticals Corporation and from 1984 to February 1992 served as Vice President and a director. Dr. Miller also is a Clinical Professor of Medicine (Oncology) at Stanford University Medical Center. Dr. Miller received his M.D. from the State University of New York Medical School and is board certified in both Internal Medicine and Medical Oncology.

Mr. Rohn was elected as a Director of the Company in March 2000. He retired in January 2005 from his position as the Chief Operating Officer of Biogen Idec Inc., a biopharmaceutical company, since the merger of Biogen, Inc. and IDEC Pharmaceuticals Corporation in November 2003. He served as the President and Chief Operating Officer of IDEC Pharmaceuticals Corporation from January 2002 to November 2003. He joined IDEC in August 1993 as Senior Vice President, Commercial and Corporate Development and was appointed Senior Vice President, Commercial Operations in April 1996 and Chief Operating Officer in May 1998. From 1984 to 1993, he was employed by Adria Laboratories, most recently as Senior Vice President of Sales and Marketing. Mr. Rohn is currently also a Director of Cerus Corporation and Metabasis Therapeutics, Inc. Mr. Rohn received a B.A. in Marketing from Michigan State University. The Board has determined that Mr. Rohn satisfies Nasdaq's independence requirements.

Mr. Taylor was elected as a Director of the Company in June 1991. Mr. Taylor is a General Partner of AMC Partners 89, L.P., and the General Partner of Asset Management Associates 1989, L.P., a private venture capital partnership. Mr. Taylor has been a Managing Member of Alloy Ventures, a venture management firm, since 1998. Mr. Taylor is a director of Solexa, Inc., Adeza Biomedical, Inc., and several private companies. Mr. Taylor holds B.S. and M.S. degrees in Physics from Brown University and an M.B.A. from Stanford University. The Board has determined that Mr. Taylor satisfies Nasdaq's independence requirements and the more restrictive independence requirements for Audit Committee members set forth in United States securities law.

There are no family relationships among executive officers or directors of the Company.

Board Meetings, Independence and Committees

During the fiscal year ended June 30, 2005, the Board held five (5) meetings. During the fiscal year ended June 30, 2005, all directors attended at least seventy-five percent (75%) of the meetings of the Board and of the committees on which they served that were held during the period for which they were a director or committee member, respectively. Although the Company does not have a formal policy regarding attendance by members of the Board at its Annual Meeting, the Company encourages directors to attend and historically many of them have done so. To facilitate attendance and reduce travel costs, the Company usually schedules its Annual Meeting to occur immediately before or after a periodic meeting of the Board. All members of the Board attended the annual stockholder meeting in December 2004.

The Board has determined that all of the members of the Board, other than Dr. Miller, are "independent" as that term is defined in the Nasdaq Marketplace Rules. Dr. Miller is not considered independent because he is an executive officer of the Company. In addition, the Board has determined that each member of the Audit Committee also satisfies the independence requirements of Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Board has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The Board has adopted a charter for each of the three standing committees.

Audit Committee

The primary purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company. The Audit Committee acts pursuant to a written charter that has been adopted by the Board. A more complete description of the powers and responsibilities delegated to the Committee is set forth in the Audit Committee charter. During the fiscal year ended June 30, 2005, the Audit Committee was comprised of three (3) non-employee directors, Messrs. Taylor and Gilburne and Dr. Itri. Mr. Taylor served as Chair. The Audit Committee met five (5) times during the fiscal year ended June 30, 2005. The Board has determined that all members of the Audit Committee are "independent" as that term is defined in Rule 4200(a)(15) of the Nasdaq Marketplace Rules. The Board has further determined that Mr. Taylor is an "audit committee financial expert" as defined by Item 401(h) of Regulation S-K of the Securities Act of 1933, as amended (the "Securities Act").

Compensation Committee

The Compensation Committee reviews and approves the Company's general compensation policies, sets compensation levels for the Company's executive officers and administers the Company's 2004 Equity Incentive Award Plan (the "2004 Plan") and the Employee Stock Purchase Plan. During the fiscal year ended June 30, 2005, the Compensation Committee was comprised of two (2) non-employee directors, Dr. Levy and Mr. Rohn. Dr. Levy served as Chair. The Compensation Committee met one (1) time during the fiscal year ended June 30, 2005. The Board has determined that all of the members of the Compensation Committee are "independent" as defined in the Nasdaq Marketplace Rules.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance ("NCG") Committee establishes qualification standards for Board membership, identifies qualified individuals for Board membership and considers and recommends director nominees for approval by the Board and the stockholders. The NCG Committee has adopted a written charter that is available on the Company's website at www.pcyc.com. The NCG Committee considers suggestions from many sources, including stockholders, regarding possible candidates for director. The NCG Committee also takes a leadership role in shaping the corporate governance of the Company. The NCG Committee is comprised of all five (5) non-employee directors, Mr. Gilburne, Mr. Taylor, Mr. Rohn, Dr. Levy and Dr. Itri. Mr. Gilburne serves as Chair. During the fiscal year ended June 30, 2005, the NCG Committee met two (2) times. The Board has determined that each of the members of the NCG is "independent" as defined in the Nasdaq Marketplace Rules.

Director Nomination and Communication with Directors

Criteria for Nomination to the Board

In evaluating director nominees, the NCG Committee considers the following factors:

  the appropriate size of the Board;
  the level of technical, scientific, operational, strategic and/or economic knowledge of the Company's business and industry;
  experience at the senior executive or board level of a public company;
  integrity and commitment to the highest ethical standards;
  whether the candidate possesses complimentary skills and background with respect to other Board members; and
  the ability to devote a sufficient amount of time to carry out the duties and responsibilities as a director.

The objective of the NCG Committee is to structure a Board that brings to the Company a variety of skills and perspectives developed through high-quality business and professional experience. In doing so, the NCG Committee also considers candidates with appropriate non-business backgrounds. Other than the foregoing, there are no stated minimum criteria for director nominees. The NCG Committee may, however, consider such other factors as it deems are in the best interests of the Company and its stockholders.

 The NCG Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company's business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining new perspectives. If any member of the Board does not wish to continue in service, or if the NCG Committee decides not to nominate a member for re-election, the Committee will identify the desired skills and experience of a new nominee as outlined above, providing that the Board determines to fill the vacancy. To date, the Company has not engaged a third party to identify or evaluate or assist in identifying potential nominees, although the Company reserves the right to do so in the future.

Stockholder Proposals for Nominees

The NCG Committee will consider proposed nominees whose names are submitted to it by stockholders, providing that the stockholder has held Company stock at least one (1) year and holds a minimum of 1% of the Company's outstanding voting securities. If a stockholder wishes to suggest a proposed name for consideration, he or she must follow our procedures regarding the submission of stockholder proposals. Our amended and restated bylaws permit stockholders to nominate directors for election at our annual meeting of stockholders as long as stockholders provide the Company with proper notice of such nomination. Any notice of director nomination must meet all of the requirements contained in our bylaws and include other information required pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including the nominee's consent to serve as a director. Stockholders may send recommendations for director nominees or other communications to the Board or any individual director c/o Secretary, Pharmacyclics, Inc., 995 East Arques Avenue, Sunnyvale, California, 94085. All communications received are reported to the Board or the individual directors, as appropriate. For any stockholder to make a director nomination at next year's annual meeting, the stockholder must follow the procedures described in this Proxy Statement under "Deadline for Receipt of Stockholder Proposals."

Code of Ethics

The Board has also adopted a formal code of conduct that applies to all of our employees, officers and directors. You can access the latest copy of our Code of Business Conduct and Ethics in the Investors section of our website at www.pharmacyclics.com.

PROPOSAL TWO

APPROVAL OF THE AMENDMENT OF THE 2004 EQUITY INCENTIVE AWARD PLAN

Stockholders are requested in this Proposal Two to approve an amendment to our 2004 Plan that will increase the maximum number of shares available for issuance under the 2004 Plan by an additional 1,000,000 shares.

The amendment was adopted by the Board on September 28, 2005, subject to stockholder approval at the Annual Meeting. The Board believes that the increase in the share reserve is necessary in order to enable the Company to continue to attract and retain the highest caliber of employees, to link incentive rewards to Company performance, to encourage employee ownership in the Company and to align the interests of employees and directors with those of stockholders.

The Company has reserved an aggregate of 600,000 shares of our Common Stock for issuance under the 2004 Plan and all such shares were approved by our stockholders. As of September 30, 2005, there were 4,663,316 shares to be issued upon exercise of outstanding options with 712,053 shares remaining available for grant under the 2004 Plan. The weighted average exercise price of all outstanding options is $15.52 and the weighted average remaining term of all options is 6.44 years.

For information regarding stock option grants to our Chief Executive Officer and our four other most highly compensated executive officers for the fiscal year ended June 30, 2005, see the section entitled "Executive Compensation."

Stockholders are requested in this proposal to approve the amendment of the 2004 Plan in the form attached hereto as Exhibit A. The affirmative vote of the holders of a majority of the shares present in person or represented by Proxy and entitled to vote at the Annual Meeting will be required to approve the amendment of the 2004 Plan. Abstentions will be counted towards the tabulation of Votes Cast and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purposes in determining whether this matter has been approved.

Vote Required and Board Recommendation

The affirmative vote of a majority of the votes present in person or represented by proxy and entitled to vote on this proposal at the Annual Meeting is required for approval of the amendment of the 2004 Plan.

The Board of Directors recommends that the stockholders vote IN FAVOR OF the amendment of the 2004 Plan.

A summary of the key features of the 2004 Plan, as amended through September 28, 2005 is outlined below. This summary is not a complete description of all the provisions of the 2004 Plan and is therefore qualified by reference to the 2004 Plan, which is attached to this Proxy Statement as Exhibit A.

Purpose

The 2004 Plan allows the Company to provide employees, consultants and members of the Company's Board who are selected to receive awards under the 2004 Plan the opportunity to acquire an equity interest in the Company. The Board believes that equity incentives are a significant factor in attracting and motivating eligible persons whose present and potential contributions are important to the Company.

Key Provisions

The following is a summary of the key provisions of the 2004 Plan:

Plan Termination Date:	September 17, 2014

Eligible Participants:	Employees, directors and consultants of the
Company (except that only employees are
eligible for Incentive Stock Options)

Shares Authorized:	1,000,000 plus (i) any shares previously
authorized and available for issuance under
the 2004 Plan

Shares Authorized
as a Percent of Common Stock
outstanding on September 30, 2005:	5.0%

Restricted Stock/Full Value
Award Limit:	The reserved shares shall be reduced by
1.38 shares for every restricted stock,
performance share, restricted stock unit,
deferred stock, or other full value award

Award Types:	(1) Incentive stock options
(2) Nonstatutory stock options
(3) Restricted Stock
(4) Stock Appreciation Rights
(5) Performance Shares
(6) Deferred Stock
(7) Restricted Stock Units
(8) Dividend Equivalents
(9) Performance Stock Units
(10) Other Stock-Based Awards
(11) Stock Payment Awards
(12) Performance Bonus Awards
(13) Performance-Based Awards
Grant Limits
Per Person
Per Year:	Stock Options/SARs: 1,000,000

Vesting:	Determined by Compensation Committee

Not Permitted:	Repricing of stock options without
stockholder approval

Incentive Stock Option Limit:	No more than 5,000,000 shares may be
issued pursuant to incentive stock options

Eligibility

Company employees are eligible to receive all types of awards approved under the 2004 Plan. Directors and consultants of the Company are eligible to receive all types of approved awards except for incentive stock options. The Compensation Committee or its delegate will determine which employees and consultants will receive awards under the 2004 Plan.

Awards

Awards under the 2004 Plan may be designed to constitute "performance- based compensation" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended. Specifically, at the Compensation Committee's discretion, it may condition the grant or vesting of awards on the attainment of individual or company-wide performance goals. In doing so, the Compensation Committee may select performance factors based on measures, including, but not limited to, the criteria noted below, for purposes of determining whether performance goals relating to awards have been satisfied:

  revenue;
  achievement of specified milestones in the discovery and development of one or more of the Company's products;
  achievement of specified milestones in the commercialization of one or more of the Company's products;
  expense targets;
  personal management objectives;
  share price (including, but not limited to, growth measures and total stockholder returns);
  net earnings (either before or after interest, taxes, depreciation and amortization);
  net losses;
  operating earnings;
  operating cash flow;
  return on net assets;
  return on stockholders' equity;
  return on assets;
  return on capital;
  gross or net profit margin;
  earnings per share; and
  market share.

The above criteria may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group.

Non-Employee Director Stock Options

Under the 2004 Plan, our non-employee Directors will receive annual, automatic, non-discretionary grants of nonqualified stock options.

Each new non-employee Director will receive an option to purchase 10,000 shares as of the date he or she first becomes a non-employee Director. This option grant vests in equal annual installments over five (5) years. In addition, on the date of each annual meeting, each individual re-elected as a non-employee Director will receive an automatic option grant to purchase an additional 7,500 shares of our Common Stock, provided such individual has served as a director for at least six (6) months prior to the grant. This option grant vests in equal monthly installments over twelve (12) months following the date of grant. Upon a non-employee Director's termination of membership on the Board due to death or disability, his or her options shall immediately vest in full and the Company's repurchase right shall lapse in its entirety.

The exercise price of each option granted to a non-employee Director will be equal to 100% of the fair market value on the date of grant of the shares covered by the option. Options will have a maximum term of ten (10) years measured from the grant date, subject to termination in the event of the optionee's cessation of Board service. The 2004 Plan provides that the optionee will have a thirty-six (36) month period following a cessation of Board service in which to exercise any outstanding vested options. Each option will be immediately exercisable for any or all of the option shares. However, any shares purchased under the option will be subject to repurchase by the Company, at the exercise price paid per share, upon the optionee's cessation of Board service prior to vesting in those shares.

Adjustment Provisions

In the event of a stock dividend, recapitalization, stock split, reorganization, merger, spin-off, repurchase or exchange of the Company's Common Stock or similar event affecting the Common Stock, the Compensation Committee shall adjust the number and kind of shares granted under the 2004 Plan, as well as the number and kind of shares subject to outstanding awards and the grant or exercise price of outstanding awards.

Change in Control

In the event of a "change in control" of the Company, each outstanding award under the 2004 Plan shall automatically be vested with respect to fifty percent (50%) of the unvested shares of Common Stock. To the extent the remaining fifty percent (50%) of unvested awards are not assumed or replaced by the successor corporation, they will also be accelerated. However, if the successor corporation assumes or provides a replacement award, then the remaining fifty percent (50%) of unvested awards will not automatically vest; provided that if the participant is terminated for reasons other than "misconduct" during the twelve (12) month period following the change in control, then the remaining fifty percent (50%) of such participant's award will immediately vest and become exercisable. In September 2004, the Board authorized the Company to amend currently outstanding option agreements to provide for the same accelerated vesting terms as under the 2004 Plan. The acceleration of an award in the event of an acquisition or similar corporate event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

Stock Options

The exercise price of all stock options granted under the 2004 Plan may not be less than the fair market value of the Company's Common Stock on the date of grant and no stock option will be exercisable more than ten (10) years after the date it is granted. The Compensation Committee will determine at the time of grant when each stock option becomes exercisable. Payment of the exercise price of a stock option may be in cash, Common Stock owned by the participant or by a combination of cash and Common Stock. The Company may require, prior to issuing Common Stock under the 2004 Plan, that the participant remit an amount in cash or Common Stock sufficient to satisfy tax withholding requirements.

Restricted Stock and Other Full Value Awards

Except with respect to a maximum of 5% of the shares authorized for issuance, any awards of restricted stock, restricted stock units, deferred stock, dividend equivalent rights or other stock-based awards that vest on the basis of a participant's continuous active service with the Company will not provide for vesting that is any more rapid than annual pro rata vesting over a three (3) year period and any awards of restricted stock, deferred stock, restricted stock units or performance share awards that provide for vesting upon the attainment of performance goals shall provide for a minimum vesting period of at least twelve (12) months.

Restrictions on Transfer

An optionee may only transfer an incentive stock option by will or by the laws of descent and distribution. During the lifetime of the optionee, only the optionee may exercise an incentive stock option. Nonstatutory stock options are transferable only to the extent provided in the individual option agreement. An optionee may designate a beneficiary who may exercise the option following the optionee's death. Shares subject to repurchase by the Company under an early exercise stock purchase agreement may be subject to restrictions on transfer that the Board deems appropriate. Rights under a restricted stock or restricted stock unit agreement will be transferred only if expressly authorized by the terms of the applicable purchase agreement.

Termination of Employment

Upon termination of a participant's employment, a participant has a limited period of time in which to exercise outstanding stock options for any shares in which the participant is vested at that time. This period will be specified by the Compensation Committee, need not be uniform among all options issued under the 2004 Plan, and may reflect distinctions based on the reasons for termination of employment. All outstanding awards will be forfeited to the Company to the extent they are not vested when the participant terminated employment unless the Compensation Committee, in its discretion, determines otherwise.

Administration

Under Section 162(m) of the Internal Revenue Code (the "Code"), grants may be made only by a committee comprised solely of two (2) or more directors eligible to serve as a committee making awards qualified as performance-based compensation. The Compensation Committee will select the employees of the Company who shall receive awards, determine the number of shares covered thereby, and establish the terms, conditions and other provisions of the grants. The Compensation Committee may interpret the 2004 Plan and establish, amend and rescind any rules relating to the 2004 Plan. The Compensation Committee may delegate all or part of its responsibilities to anyone it selects.

No Repricing of Options

The 2004 Plan does not permit the Board, without stockholder approval, to amend the terms of any outstanding award under the 2004 Plan to reduce its exercise price or cancel and replace any outstanding award with grants having a lower exercise price.

Awards to be Granted to Certain Individuals and Groups

The number of awards that an employee or consultant may receive under the 2004 Plan is at the discretion of the Compensation Committee and therefore cannot be determined in advance. The following table sets forth (a) the aggregate number of shares subject to options granted under the 2004 Plan during the last fiscal year and (b) the average per share exercise price of such options.

		Weighted
		Average Exercise
	Number of Options	Price
Richard A. Miller, M.D.
President and Chief Executive Officer	175,000	$7.76

Timothy Whitten
Senior Vice President, Commercial Operations	45,000	$7.76

Leiv Lea
Vice President, Finance and Administration
and Chief Financial Officer and Secretary	60,000	$7.76

Hugo Madden, Ph.D.
Vice President, Chemical Operations	60,000	$7.76

Markus F. Renschler, M.D.
Vice President, Oncology Clinical Development	30,000	$7.76

All current executive officers as a group (7 persons)	500,000	$7.76

All directors (other than executive officers) as a group (5 persons)	51,974	$9.78

All employees, excluding executive officers, as a group (115 persons)	257,500	$6.93

Duration, Amendment and Termination

Without stockholder approval or ratification, the Board may suspend or terminate the 2004 Plan at any time or from time to time. The 2004 Plan will terminate on September 17, 2014, unless terminated sooner. The Board may also amend the 2004 Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of the Company if such amendment (i) increases the number of shares of Common Stock reserved for issuance under the 2004 Plan, (ii) expands the class of eligible participants under the 2004 Plan, (iii) materially increases the benefits available under the 2004 Plan, or (iv) is an amendment for which stockholder approval is necessary in order for the 2004 Plan to satisfy Section 422 of the Code, Rule 16b-3 of the Exchange Act, or any applicable Nasdaq Stock Market or securities exchange listing requirements. The Board may submit any other amendment to the 2004 Plan for stockholder approval, including but not limited to amendments intended to satisfy the requirements of Section 162(m) of the Code regarding excluding performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

Federal Income Tax Information

The following is a general summary under current law of the material federal income tax consequences to us and participants in the 2004 Plan with respect to the grant and exercise of awards under the 2004 Plan. The summary does not discuss all aspects of income taxation that may be relevant to a participant in light of his or her personal investment circumstances. This summarized tax information is not tax advice. We advise all participants to consult their own tax advisor as to the specific tax consequences of participating in the 2004 Plan.

Incentive Stock Options. Incentive stock options under the 2004 Plan are intended to be eligible for the favorable tax treatment accorded "incentive stock options" under the Code. There generally are no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any.

If an optionee holds stock acquired through exercise of an incentive stock option for at least two (2) years from the date on which the option is granted and at least one (1) year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be treated for tax purposes as long-term capital gain or loss.

Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), then at the time of disposition the optionee will realize taxable ordinary income equal to the lesser of (a) the excess of the stock's fair market value on the date of exercise over the exercise price, or (b) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one (1) year.

To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

Nonstatutory Stock Options, Restricted Stock Awards, Restricted Stock Units, and Deferred Stock. Nonstatutory stock options, restricted stock awards, restricted stock units and deferred stock granted under the 2004 Plan generally have the following federal income tax consequences:

There are no tax consequences to the participant or the Company by reason of the grant. Upon acquisition of the stock, the participant normally will recognize taxable ordinary income equal to the excess, if any, of the stock's fair market value on the acquisition date over the purchase price, if any. However, to the extent the stock issued upon exercise of a nonstatutory option or a restricted stock, restricted stock unit or deferred stock award is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects under Section 83(b) of the Code to be taxed on receipt of the stock. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one (1) year. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

Stock Appreciation Rights. No taxable income is generally recognized upon the receipt of a SAR, but upon exercise of the SAR, the fair market value of the shares (or cash in lieu of shares) received generally will be taxable as ordinary income to the recipient in the year of such exercise. The Company generally will be entitled to a compensation deduction for the same amount which the recipient recognizes as ordinary income.

Dividend Equivalent Awards. A recipient of a dividend equivalent award generally will not recognize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. When a dividend equivalent is paid, the participant generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction.

Performance Shares and Performance Stock Units. A participant who has been granted a performance award generally will not recognize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. When an award is paid, whether in cash or common shares, the participant generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction.

Stock Payments and other Stock-Based Awards. A participant who receives a stock payment in lieu of a cash payment that would otherwise have been made will generally be taxed as if the cash payment has been received, and the Company generally will be entitled to a deduction for the same amount.

PROPOSAL THREE - RATIFICATION OF SELECTION
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected the firm of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2006, and has further directed that management submit the selection of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. PricewaterhouseCoopers LLP has audited the Company's financial statements since 1993. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting to respond to appropriate questions, and will be given the opportunity to make a statement if he or she so desires.

Stockholder ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm is not required by law or the Company's bylaws or otherwise. However, the Board is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. In the event the stockholders fail to ratify the appointment, the Audit Committee of the Board will reconsider its selection. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Independent Registered Public Accounting Firm Fees

The following table sets forth the aggregate fees billed or to be billed by PricewaterhouseCoopers LLP for the following services during fiscal 2005 and 2004:

	Fiscal 2005	Fiscal 2004
Audit fees	$ 260,800	$ 168,070
Audit-related fees	---	8,160
Tax fees	16,960	28,460
Total	$ 277,760	$ 204,689

In the above table, "audit fees" for professional services for the audit of the Company's financial statements included in its Annual Report on Form 10-K for the years ended June 30, 2005 and 2004, and review of financial statements included in its quarterly reports on Form 10-Q and for services that are normally provided in connection with statutory and regulatory filings. Audit fees for fiscal 2005 also included the audit of management's report on the effectiveness of the Company's internal control over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act of 2002. "Audit related fees" for the year ended June 30, 2004, related primarily to fees for advisory work for Section 404 of the Sarbanes-Oxley Act of 2002; and "tax fees" are fees for tax compliance, tax advice and tax planning. All fees described above were approved by the Audit Committee.

Pre-Approval Policy and Procedures

In accordance with the Audit Committee charter, the Audit Committee's policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, including the estimated fees and other terms of any such engagement. These services may include audit services, audit-related services, tax services and other services. Any pre-approval is detailed as to the particular service or category of services. The Audit Committee may elect to delegate pre-approval authority to one or more designated Committee members in accordance with its charter. The Audit Committee has delegated to Mr. Taylor the ability to pre-approve certain audit and non-audit services. The Audit Committee considers whether such audit or non-audit services are consistent with the SEC's rules on auditor independence. The Audit Committee has considered whether the provision of the services noted above is compatible with maintaining PricewaterhouseCoopers LLP's independence.

Vote Required and Board Recommendation

The affirmative vote of a majority of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the selection of PricewaterhouseCoopers LLP.

The Board recommends that the stockholders vote IN FAVOR OF the ratification of the selection of PricewaterhouseCoopers LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2006.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of September 30, 2005, by: (i) each stockholder who, based on publicly available records, is known by the Company to own beneficially more than five percent (5%) of the Company's Common Stock; (ii) each current director; (iii) each executive officer named in the "Summary Compensation Table" below (the "Named Executive Officers"); and (iv) all directors and executive officers of the Company as a group. The address for each director and executive officer listed in the table below is c/o: Pharmacyclics, Inc., 995 East Arques Avenue, Sunnyvale, California 94085.

	Beneficial Ownership (1)
Name	Outstanding Shares of Common Stock	Shares Issuable Pursuant to Options Vested and Exercisable Within 60 Days of September 30, 2005	Percent of Total Shares Outstanding
Federated Investors, Inc. (2)	2,575,900	---	13.0%
Farallon Capital Management L.L.C. (2)	1,790,500	---	9.0%
Eastbourne Capital Management L.L.C. (2)	1,255,159	---	6.3%
Robert W. Duggan (3)	1,251,078	---	6.3%
Primecap Management Company (2)	1,115,150	---	5.6%
Andreeff Equity Advisors LLC (4)	998,537	---	5.0%
Richard A. Miller, M.D. (5)	316,798	733,416	5.1%
Craig C. Taylor (6)	97,143	46,875	*
Richard M. Levy, Ph.D. (7)	1,000	36,875	*
Miles R. Gilburne	90,000	45,792	*
William R. Rohn	-	44,509	*
Loretta M. Itri, M.D.	-	28,247	*
Timothy G. Whitten	5,216	231,076	1.2%
Leiv Lea (8)	10,893	264,810	1.4%
Hugo Madden, Ph.D.	2,500	258,818	1.3%
Markus F. Renschler, M.D.	1,394	280,250	1.4%
All current executive officers and directors as a group (12 persons)	525,095	2,095,048	11.9%

__________

* Less than 1%.

  Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Beneficial ownership also includes shares of stock subject to options and warrants currently exercisable or convertible, or exercisable or convertible within sixty (60) days of the September 30, 2005 date of this table. Except as indicated by footnote, and subject to community property laws where applicable, to the knowledge of the Company, all persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by such holders. The percentages of beneficial ownership are based on 19,843,371 shares of Common Stock outstanding as of September 30, 2005, adjusted as required by rules promulgated by the Commission. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any shares which such person or persons has the right to acquire within sixty (60) days after such date are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.
  Derived from information from a Form 13F filed for the quarter ended June 30, 2005. The address for Federated Investors Inc. is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh PA 15222. The address for Farallon Capital Management LLC is One Maritime Plaza, STE 1125, San Francisco CA 94111. The address for Eastbourne Capital Management LLC is 1101 Fifth Avenue, STE 160, San Rafael CA 94901. The address for Primecap Management Company is 225 South Lake Ave, STE 400, Pasadena CA 91101.
  Derived from information from a Form 13G filed on June 16, 2005. The address for Robert W. Duggan is 1933 Cliff Drive, STE 30, Santa Barbara CA 93109.
  Derived from information from a Form 13G filed on August 25, 2005. The address for Andreeff Equity Advisors LLC is 450 Laurel Street, STE 2105, Baton Rouge LA 70801.
  Includes 13,334, 13,334 and 290,130 shares held in trust for Jordan Andrew Miller, Jared David Miller and the Miller-Horning Trust, respectively.
  Includes 75,076 shares held by Mr. Taylor, 16,667 shares held by AMC Partners '89 L.P., of which Mr. Taylor is a general partner, 2,700 shares held by Mr. Taylor's son and 2,700 shares held by Mr. Taylor's daughter. Mr. Taylor disclaims beneficial ownership of the shares held by his children and of the shares held by AMC Partners '89 L.P., 480 Cowper Street, Palo Alto, CA 94301, except, in the case of AMC Partners, to the extent of his economic interest in such entity.
  Includes 1,000 shares held in trust for The Levy Family Revocable Trust dated 05/01/85.
  Includes 1,000 shares held by Deborah K. Karlson as custodian for Paula K. Lea.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company's directors and Section 16 officers, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file with the Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of Common Stock and other equity securities of the Company. Such officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of such forms furnished to the Company and written representations that no other reports were required, the Company believes that, during the period from July 1, 2004 to June 30, 2005, all officers, directors and beneficial owners of more than 10% of the outstanding Common Stock complied with all Section 16(a) requirements.

EXECUTIVE COMPENSATION

Director Compensation

In fiscal 2005, Board members received cash compensation for their service on the Board or any committee of the Board. Board members are reimbursed for travel expenses incurred in attending Board or committee meetings.

Each non-employee Director of the Company receives a yearly retainer of $15,000 and a payment of $1,000 per meeting for each meeting of the Board or a committee of the Board. Committee chairmen receive an additional $1,000 per Committee meeting attended. Board members are paid quarterly and may elect to receive their compensation in the form of non-qualified stock options with a face value equal to three (3) times the amount of cash compensation earned.

Each non-employee Director of the Company receives stock option grants to purchase shares of Common Stock under the 2004 Plan. Under this plan, during the fiscal year ended June 30, 2005, options to acquire 7,500 shares of Common Stock at an exercise price of $9.99 per share were granted to each member of the Board.

Compensation of Executive Officers

The following table sets forth for the fiscal years ended June 30, 2005, 2004 and 2003 certain compensation awarded or paid to, or earned by, the Named Executive Officers, including salary, bonuses, stock options and certain other compensation:

SUMMARY COMPENSATION TABLE

                                        --------------------------------------------------------
                                                                        Long-Term
                                               Annual Compensation     Compensation
                                               -----------------------    Awards
                                                                       ------------
                                                             Other      Securities      All
                                                             annual     Underlying     Other
Name and Principal Position              Year    Salary   compensation   Options    Compensation
                                                 ($)(1)      ($)(2)        (#)         ($)(3)
--------------------------------------- ------ ---------- ------------ ------------ ------------
Richard A. Miller, M.D.                  2005   398,501        31,947    175,000          1,500
  President and Chief Executive Officer  2004   381,861            --    181,000          1,500
                                         2003   373,087            --       --            1,500

Timothy G. Whitten                       2005   289,047        23,234     45,000          1,500
  Senior Vice President,                 2004   277,505            --     32,250          1,500
  Commercial Operations                  2003   271,232            --     55,000          1,500

Leiv Lea                                 2005   233,836        18,746     60,000          1,500
  Vice President, Finance and            2004   224,072            --     32,250          1,500
  Administration and Chief Financial     2003   218,923            --     55,000          1,500
  Officer and Secretary

Hugo Madden                              2005   235,108        18,848     60,000          1,500
  Vice President, Chemical Operations    2004   225,291            --     32,250          1,500
                                         2003   220,114            --     55,000          1,500

Markus F. Renschler, M.D.                2005   249,815        34,179     30,000          1,500
  Vice President,Oncology Clinical       2004   227,868            --     25,000          1,500
  Develoment                             2003   220,095            --     55,000          1,500
__________

  Includes amounts earned but not paid during the fiscal year.
  Consists of bonus earned under the Company's Executive Bonus Plan.
  Consists of the Company's matching contribution under its 401(k) Plan.

Executive Severance Benefits Agreements

The Company has entered into agreements with each of Dr. Miller, Mr. Lea, Dr. Madden, Mr. Whitten, Dr. Renschler and Dr. Geoffrey Cooper, Ph.D. that provide for certain payments and accelerated vesting of the shares of Common Stock subject to the outstanding options held by each officer in the event of certain changes in control of the Company or a subsequent termination of employment. The types of changes in control causing payments to be made and accelerated stock vesting to occur consist of certain mergers or consolidations; the sale, transfer or other disposition of all or substantially all of the Company's assets; and hostile take overs. In the event of such officer's involuntary termination within thirty-six (36) months following the change in control, the officer will be entitled to receive severance payments for a period of twelve (12) months in an aggregate amount equal to the officer's base salary at the time of termination plus the bonus paid to the officer in the fiscal year preceding the year of termination. The payments will be made in installments over the twelve (12) month period unless the officer elects to receive a lump- sum payment equal to the present value of the installment payments. In addition, in the event of a change in control, all outstanding options held by the officer that would fully vest or become fully exercisable at least eighteen (18) months after the change in control will accelerate as follows: 50% of the unvested or unexercisable portion immediately upon the change in control; 25% of the portion unexercisable or unvested at the time of the change in control one (1) year after the change in control (if the officer is then still employed by the Company or its successor); and 25% of the portion unexercisable or unvested at the time of the change in control eighteen (18) months after a change in control (if the officer is then still employed by the Company or its successor). All options held by the officer at the time of a change in control that otherwise become fully exercisable or fully vest within eighteen (18) months following the change in control will become exercisable and vest in accordance with the following schedule: 50% of the previously unexercisable or unvested portion immediately upon the change in control; the remaining portion will continue to become exercisable and vest in accordance with the exercise/vesting schedule applicable to those options at the time of the change in control. Similarly, any repurchase rights exercisable by the Company with respect to shares of Common Stock held by the officer will lapse depending upon when the repurchase rights would have otherwise lapsed. In the event of the officer's involuntary termination during the eighteen (18) month period after the change in control, all previously unexercisable options (including options that did not accelerate at the time of the change in control) will become immediately exercisable and the repurchase rights will lapse as to all shares then held by the officer.

Under the 2004 Plan, the Plan Administrator has the authority to accelerate outstanding options in the event of certain changes in control of the Company.

Stock Option Grants

The following table provides certain information regarding stock options granted to the Named Executive Officers during the fiscal year ended June 30, 2005. The exercise price of all options shown in the table is equal to 100% of the fair market value of the Company's Common Stock on the grant date.

OPTION GRANTS IN LAST FISCAL YEAR

                                                                                   Potential Realizable
                                                                                   Value at Assumed
                                                                                   Annual Rates of
                                                                                   Stock Price
                                                                                   Appreciation
                            Individual Grants                                      for Option Term(4)
                            -----------------------------------------------------  -----------------------
                             Number of     Percentage
                             Securities     of Total      Exercise
                             Underlying      Options     (or Base)
                              Options      Granted to    Price per
                              Granted     Employees in     Share      Expiration
Name                           (#)(1)    Fiscal Year(2)  ($/Sh.)(3)      Date         5%           10%
--------------------------- ------------ --------------- ----------  ------------  ---------   -----------
Richard A. Miller, M.D. ...   175,000         23.1%     $     7.76      6-03-2015 $ 854,039   $ 2,164,302

Timothy G. Whitten ........    45,000         5.9%      $     7.76      6-03-2015 $ 219,610       556,535

Leiv Lea ..................    60,000         7.9%      $     7.76      6-03-2015 $ 292,813       742,046

Hugo Madden, Ph.D. ........    60,000         7.9%      $     7.76      6-03-2015 $ 292,813       742,046

Markus F. Renschler, M.D. .    30,000         4.0%      $     7.76      6-03-2015 $ 146,407       371,023
__________

  Each option may contain an early exercise provision, but are subject to repurchase of the option shares by the issuer at the exercise price upon the optionee's termination of service prior to full vesting. The repurchase right lapses, and the option vests, in a series of installments over each optionee's period of service with the issuer in a series of 48 monthly equal and successive installments.

  In the event that the Company is acquired by merger or asset sale, each outstanding option that is not to be assumed by the successor corporation or replaced with a comparable option to purchase shares of the capital stock of the successor corporation will automatically accelerate in full. Any options assumed or replaced in connection with such acquisition will be subject to immediate acceleration, and any unvested shares that do not vest at the time of such acquisition will be subject to full and immediate vesting, in the event the individual's service is subsequently terminated following certain specified events within 18 months following the acquisition. In connection with a hostile change in control of the Company (whether by successful tender offer for more than 50% of the outstanding voting stock or by proxy contest for the election of Board members), the administrator of the plan under which the options were issued will have the discretionary authority to provide for automatic acceleration of outstanding options either at the time of such change in control or upon the subsequent termination of the individual's service. Each option has a maximum term of ten years, subject to earlier termination in the event of the optionee's cessation of service with the Company.
  Based on an aggregate of 757,500 options granted to employees of the Company in fiscal 2005.
  The exercise price may be paid in cash, in shares of the Company's Common Stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares.
  Potential realizable value is based on the assumption that the price per share of Common Stock appreciates at the assumed annual rate of stock appreciation for the option term. The assumed 5% and 10% annual rates are set forth in accordance with the rules and regulations adopted by the SEC and do not represent the Company's estimate of stock price appreciation. There can be no assurance that the assumed 5% and 10% annual rates of appreciation (compounded annually) will actually be realized over the term of the option. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.

Stock Option Exercises and Holdings

The table below sets forth certain information concerning the exercise of options during the fiscal year ended June 30, 2005 by the Named Executive Officers and unexercised options held as of the end of such year by such individuals.

AGGREGATED OPTION EXERCISES IN FISCAL 2005
AND 2005 FISCAL YEAR-END OPTION VALUES

                            -----------------------  ---------------------------  ----------------------------
                                                       Number of Securities
                                                          Underlying                 Value of Unexercised
                                                        Unexercised Options          In-the-Money Options
                                                       at Fiscal Year End(1)         at Fiscal Year End(2)
                            -----------------------  ---------------------------  ----------------------------
                               Shares
                            Acquired on    Value
Name                        Exercise(#)  Realized(5)  Exercisable   Unexercisable  Exercisable   Unexercisable
--------------------------- ------------ ----------  -------------  ------------  -------------  -------------
Richard A. Miller, M.D. ...      --          --       1,112,654 (3)      60,013   $  400,166 (3) $     86,741

Timothy G. Whitten ........      --          --         316,943 (4)      35,307   $  280,300 (4) $     20,900

Leiv Lea ..................      --          --         325,310 (5)      51,940   $  223,400 (5) $     79,000

Hugo Madden, Ph.D. ........      --          --         320,310 (6)      51,940   $  223,400 (6) $     79,000

Markus F. Renschler, M.D. .    42,000     $300,582      314,729 (7)      46,271   $  224,597 (7) $     79,003
________
  Unexercised options include options that may be exercised early but are subject to repurchase should the optionee's employment terminate prior to vesting of the options.
  Determined by subtracting the exercise price from the market price of the Common Stock on June 30, 2005 ($7.51) and multiplying by the number of shares.
  Includes 305,092 options and $100,189 related to unvested options.
  Includes 127,748 options and $95,900 related to unvested options.
  Includes 101,693 options and $53,293 related to unvested options.
  Includes 95,189 options and $53,293 related to unvested options.
  Includes 59,583 options and $38,200 related to unvested options.

Securities Authorized For Issuance Under Equity Compensation Plans

The table below shows, as of June 30, 2005, information for all equity compensation plans previously approved by stockholders and for all compensation plans not previously approved by stockholders.

EQUITY COMPENSATION PLAN INFORMATION

AS OF JUNE 30, 2005

                                                                               Number of securities
                                                                                remaining available
                                   Number of securities                         for future issuance
                                       to be issued       Weighted-average         under equity
                                     upon exercise of     exercise price of     compensation plans
                                   outstanding options,  outstanding options,  (excluding securities
                                   warrants and rights   warrants and rights  reflected in column (a))
Plan Category                              (a)                   (b)                  (c)(1)
---------------------------------- --------------------  -------------------  -----------------------
Equity compensation plans
  approved by security holders(2)            4,685,838  $             15.56                  962,285

Equity compensation plans not
  approved by security holders(3)              100,000                 7.76                       --
                                   --------------------  -------------------  -----------------------
Total                                        4,785,838  $             15.40                  962,285
                                   ====================  ===================  =======================
________

  Includes approximately 201,989 shares issuable under the Company's Employee Stock Purchase Plan.
  Includes our:
    2004 Equity Incentive Award Plan
    1995 Stock Option Plan
    1995 Non-Employee Director Stock Option Plan
    1992 Stock Option Plan
    Employee Stock Purchase Plan
  On June 3, 2005, we granted Geoffrey Cooper an option to purchase shares of our common stock in connection with his joining the company. These options were granted without stockholder approval pursuant to NASDAQ Marketplace Rule 4350(i)(1)(A)(iv) under the following terms: 100,000 non-qualified stock options, 10-year duration, an exercise price of $7.76 per share, of which 1/4 of the total grant vests on the one-year anniversary of Dr. Cooper's hire and 1/48th of the total grant vests each month thereafter until the grant is fully vested.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended June 30, 2005, the Compensation Committee of the Board was comprised of Dr. Levy and Mr. Rohn, neither of whom is an employee or former employee of the Company.

No current executive officer of the Company served on the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board or Compensation Committee.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION *

The Compensation Committee of the Board reviews and recommends to the Board for approval the Company's executive compensation policies. During the year ended June 30, 2005, the Compensation Committee consisted of non-employee Directors Richard M. Levy, Ph.D. and William R. Rohn. The Compensation Committee annually evaluates the performance, and determines the compensation, of the Company's Chief Executive Officer and the other executive officers based upon a combination of several factors: the Company's accomplishments, individual performance and comparisons with other biotechnology companies. Companies examined for comparative purposes may, but need not, include those comprising the Nasdaq Stock Market (U.S.) Index and the Nasdaq Biotechnology Index and labor market competitors. The following report of the Compensation Committee describing the compensation policies and rationales applicable to the Company's executive officers with regard to the compensation payable to such executive officers for the fiscal year ended June 30, 2005.

In June 2004, the Compensation Committee set the compensation payable to Dr. Miller for the twelve (12) month period ending April 30, 2005. Dr. Miller was not present during the discussion of his compensation. Dr. Miller in turn recommended, subject to the Compensation Committee's review and approval, the compensation to be paid for such twelve (12) month period to the Company's other executive officers. For those executive officers, the Compensation Committee had previously established performance factors to be considered by Dr. Miller in making his recommendations with respect to the compensation level to be in effect for each such officer. Dr. Miller provided the Compensation Committee with his evaluation of the performance of each officer with respect to those factors and his recommendation as to the compensation to be paid to that individual on the basis of such performance. The Compensation Committee reviewed and approved the recommendations of Dr. Miller.

General Compensation Policy. The Compensation Committee's overall policy as to executive compensation is to ensure that an appropriate relationship exists between the total compensation package established for each executive officer and the creation of stockholder value, while at the same time assuring that compensation is sufficiently competitive to motivate and retain key executives. In furtherance of this goal, executive compensation is structured so as to integrate competitive levels of annual base salary with discretionary stock options based upon individual and corporate performance. This annual cash compensation, together with the payment of equity incentives in the form of stock option grants, is designed to attract and retain qualified executives and to ensure that such executives have a continuing stake in the long-term success of the Company.

Factors. Since the Company is in the development stage, the use of traditional performance standards (such as profit levels and return on equity) are not appropriate in evaluating the performance of the executive officers. In particular, the unique nature of the biotechnology industry, specifically the absence of revenues and the fact that the Company's stock performance is often more a consequence of larger market forces than of actual Company achievements, makes it impossible to tie performance objectives to standard financial considerations. The primary factors that were considered in establishing the components of each executive officer's compensation package for the 2005 fiscal year are summarized below. The Compensation Committee may, however, in its discretion apply entirely different factors, such as different measures of strategic performance, for future fiscal years.

Base Salary. When establishing or reviewing base compensation levels for each executive officer, the Committee considers numerous factors, including the qualifications of the executive and his or her level of relevant experience, strategic goals for which the executive has responsibility, specific accomplishments of the executive during the last fiscal year and the compensation levels in effect at companies in the Company's industry that compete with the Company for business and executive talent. Base salaries are reviewed annually, and adjustments to each executive officer's base salary are made to reflect individual performance and salary increases effected by the peer group companies which are other biotech companies of a comparable size. The peer group companies are not necessarily the same group of companies included in the Nasdaq Pharmaceutical Index used in the performance graph for evaluating the price performance of our Common Stock. A major objective, accordingly, is to have base salary levels commensurate with those of comparable positions with the peer group companies, given the level of seniority and skills possessed by the executive officer in question and the Compensation Committee's assessment of such executive's performance over the year.

Bonuses. Beginning in fiscal 2005, all executive officers were eligible for annual performance bonuses. At the beginning of fiscal 2005, the Compensation Committee established a list of specific corporate and individual goals as well as specific bonus amounts tied to each goal. The bonus goals were divided into the following three categories: 1) clinical development, 2) research and development related to the Company's product pipeline, and 3) individual goals. The target bonus opportunity for each officer was 30% of base salary. Actual bonus awards granted in fiscal 2005 are listed in "Compensation of Executive Officers-Summary Compensation Table."

Our Corporate Bonus Plan, or Bonus Plan, will govern bonus awards to the Company's executive officers for performance during fiscal year 2006. Under the Bonus Plan, cash bonuses, if any, will be based on both the achievement of specified individual and corporate goals. On June 3, 2005, the Compensation Committee approved executive goals and associated bonus target amounts for fiscal year 2006. For fiscal year 2006, the bonus targets are divided into three categories: 1) clinical development, 2) corporate development, and 3) individual goals. Bonus targets are payable in an aggregate amount of up to 30% of the executive's base salary, if at all. Our Board of Directors and Compensation Committee reserve the right to modify these targets, amounts and criteria at any time.

Long-Term Incentive Compensation. The Compensation Committee has the authority under the 2004 Plan to provide executives and other key employees with equity incentives primarily in the form of stock option grants. Generally, the size of each option grant is set at a level that the Compensation Committee deems appropriate to create a meaningful opportunity for stock ownership based upon the individual's current position with the Company, but there is also taken into account comparable awards made to individuals in similar positions in the industry, as reflected in external surveys, the individual's potential for future responsibility and promotion and the individual's performance in the recent period. The Compensation Committee has also established general guidelines for maintaining the unvested option holdings of each executive officer at a targeted level based upon his or her position with the Company, and option grants are periodically made to maintain the targeted levels. However, the Compensation Committee does not strictly adhere to these guidelines, and the relative weight given to each of the foregoing factors varies from individual to individual as the Compensation Committee deems appropriate under the circumstances.

The grants are designed to align the interests of the executive officer with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant allows the officer to acquire shares of the Company's Common Stock at a fixed price per share (the market price on the grant date) over a specified period (up to ten (10) years). Accordingly, the option will provide a return to the executive officer only if he or she remains in the Company's employ, and then only if the market price appreciates over the option term. All options currently held by executive officers have an exercise price equal to the fair market value of the Company's Common Stock as of the grant date.

CEO Compensation. In setting the compensation payable for the 2005 fiscal year to the Company's President and Chief Executive Officer, Richard A. Miller, the Committee reviewed a detailed performance evaluation compiled for Dr. Miller. Such review considered Dr. Miller's qualifications, the level of experience brought to his position and gained while in the position, Company goals for which Dr. Miller had responsibility, specific accomplishments to date, and the importance of Dr. Miller's individual achievement in meeting Company goals and objectives set during the prior fiscal year. In addition, the Compensation Committee surveyed the salary levels in effect for and equity compensation packages for chief executive officers at the peer group companies, which were taken into account for comparative compensation purposes for all of the Company's other executive officers.

In determining Dr. Miller's compensation level, the Committee sought to establish a competitive rate of base salary, while at the same time tying a significant percentage of his overall compensation package to individual and Company performance, such as the attainment of certain milestones in the testing of clinical products. Based on these factors, the Committee increased Dr. Miller's base salary level 4.0 % to $394,405. In awarding stock options, the Compensation Committee considered Dr. Miller's performance in meeting the Company's objectives and the goals of his position, overall Company performance, the equity position of Dr. Miller in the Company and a review of the equity position of top management at companies in the biotechnology sector at a similar stage of development as the Company. In fiscal 2005, Dr. Miller received options to purchase 175,000 shares of Common Stock.

Compliance with Internal Revenue Code Section 162(m) of the Code

Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to publicly held companies for compensation exceeding $1 million paid to certain of the corporation's executive officers. The limitation applies only to compensation that is not considered to be performance-based. The non-performance-based compensation to be paid to the Company's executive officers for the 2005 fiscal year did not exceed the $1 million limit per officer, nor is it expected that the non-performance-based compensation to be paid to the Company's executive officers for fiscal 2006 will exceed that limit. The 2004 Plan is structured so that any compensation deemed paid to an executive officer in connection with the exercise of options granted under that plan with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation, which will not be subject to the $1 million limitation. Because it is very unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1 million limit, the Compensation Committee has decided at this time not to take any other action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Compensation Committee will reconsider this decision should the individual compensation of any executive officer approach the $1 million level.

The above report is submitted by the Compensation Committee of the Company's Board of Directors.

Richard M. Levy, Ph.D. (Chairman)
William R. Rohn

BOARD AUDIT COMMITTEE REPORT *

The Audit Committee of the Board is comprised of three (3) independent directors (as defined in Rule 4200(a)(15) of the Nasdaq Marketplace Rules listing standards) and operates under a written charter adopted by the Board of Directors, available in the Investors section of the Company's website at www.pharmacyclics.com. The members of the Audit Committee are Mr. Taylor (chairman), Mr. Gilburne and Dr. Itri.

The Audit Committee oversees the Company's financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal control. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Annual Report on Form 10-K for the year ended June 30, 2005 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with the independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards, including Statement of Accounting Standard 61. In addition, the Audit Committee has discussed with the independent registered public accounting firm the firm's independence from management and the Company, including the matters in the written disclosures required by Independence Standards Board Standard No. 1.

The Audit Committee discussed with the Company's independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. The Audit Committee held four (4) meetings during the fiscal year ended June 30, 2005.

In reliance on the reviews and discussion referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended June 30, 2005 for filing with the SEC. The Audit Committee has also recommended, subject to stockholder ratification, the retention of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm.

Craig C. Taylor (chairman)

Miles R. Gilburne
Loretta M. Itri, M.D.

* The material in these reports is not "soliciting material," is not deemed "filed" with the Commission, and is not to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

Performance Graph

The graph depicted below shows the Company's Common Stock price as an index assuming $100 invested on June 30, 2000 at the then current market price of $61.00 per share, along with the composite prices of companies listed in the Nasdaq Pharmaceutical Index and Nasdaq Total U.S. Stock Market Index (assuming reinvestment of dividends).

	Cumulative Total Return
	6/00	6/01	6/02	6/03	6/04	6/05

PHARMACYCLICS, INC.	100.00	55.57	7.28	7.77	16.62	12.31
NASDAQ STOCK MARKET (U.S.)	100.00	55.64	38.73	43.17	54.44	54.80
NASDAQ PHARMACEUTICAL	100.00	86.56	46.60	66.32	71.99	69.37

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Indemnity Agreements

The Company's restated certificate of incorporation and bylaws provide for indemnification of directors, officers and other agents of the Company. Each of the current directors and officers of the Company have entered into separate indemnification agreements with the Company.

Director Compensation

See the disclosure under "Director Compensation" in the section titled "Executive Compensation" for details regarding cash compensation for non-employee Directors.

Executive Severance Benefits and Agreements

See the disclosure under "Executive Severance Benefits Agreements" in the section titled "Executive Compensation" for details regarding Executive Severance Benefits.

ANNUAL REPORT

A copy of the Annual Report of the Company for the fiscal year ended June 30, 2005 has been included with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy-soliciting material.

FORM 10-K

The Company filed an Annual Report on Form 10-K for the year ended June 30, 2005 with the Securities and Exchange Commission. A copy of the Form 10-K has been included with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Form 10-K is not incorporated into this Proxy Statement and is not considered proxy-soliciting material. Stockholders may obtain additional copies of the Form 10-K, without charge, by writing to Leiv Lea, Pharmacyclics, Inc., 995 East Arques Avenue, Sunnyvale, California 94085.

OTHER MATTERS

The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

THE BOARD OF DIRECTORS

Dated: November 2, 2005

PHARMACYCLICS, INC.

2004 EQUITY INCENTIVE AWARD PLAN
(as amended through September 28, 2005)

ARTICLE 1

PURPOSE

The purpose of the Pharmacyclics, Inc. 2004 Equity Incentive Award Plan (the "Plan") is to promote the success and enhance the value of Pharmacyclics, Inc. (the "Company") by linking the personal interests of the members of the Board, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent.

ARTICLE 2

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

2.1 "Award" means an Option, a Restricted Stock award, a Stock Appreciation Right award, a Performance Share award, a Performance Stock Unit award, a Dividend Equivalents award, a Stock Payment award, a Deferred Stock award, a Restricted Stock Unit award, an Other Stock-Based Award, a Performance Bonus Award, or a Performance-Based Award granted to a Participant pursuant to the Plan.

2.2 "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

2.3 "Board" means the Board of Directors of the Company.

2.4 "Change in Control" shall mean a change in ownership or control of the Company effected through either of the following transactions:

(a) the acquisition, directly or indirectly, by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company), of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "1934 Act")) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept, or

(b) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (1) have been Board members continuously since the beginning of such period or (2) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (1) who were still in office at the time the Board approved such election or nomination.

2.5 "Corporate Transaction" shall mean a change in the Company effected through either of the following transactions:

(a) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction; or

(b) the sale, transfer or other disposition of all or substantially all of the Company's assets in complete liquidation or dissolution of the Company.

2.6 "Code" means the Internal Revenue Code of 1986, as amended.

2.7 "Committee" means the committee of the Board described in Article 12.

2.8 "Consultant" means any consultant or adviser if:

(a) The consultant or adviser renders bona fide services to the Company;

(b) The services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and

(c) The consultant or adviser is a natural person who has contracted directly with the Company to render such services.

2.9 "Covered Employee" means an Employee who is, or could be, a "covered employee" within the meaning of Section 162(m) of the Code.

2.10 "Deferred Stock" means a right to receive a specified number of shares of Stock during specified time periods pursuant to Article 8.

2.11 "Disability" means that the Participant qualifies to receive long-term disability payments under the Company's long-term disability insurance program, as it may be amended from time to time.

2.12 "Dividend Equivalents" means a right granted to a Participant pursuant to Article 8 to receive the equivalent value (in cash or Stock) of dividends paid on Stock.

2.13 "Effective Date" shall have the meaning set forth in Section 13.1.

2.14 "Employee" means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Subsidiary.

2.15 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

2.16 "Fair Market Value" means, as of any given date, the fair market value of a share of Stock on such date determined by such methods or procedures as may be established from time to time by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of a share of Stock as of any date shall be the closing price for a share of Stock as reported on the Nasdaq National Market (or on any national securities exchange on which the Stock is then listed) for such date or, if no such price is reported for that date, the closing price on the next preceding date for which such price was reported.

2.17 "Full Value Award" means any Award other than an Option, SAR or other Award for which the Participant pays the intrinsic value (whether directly or by forgoing a right to receive a cash payment from the Company).

2.18 "Hostile Take-Over" shall mean a change in ownership of the Company effected through the acquisition, directly or indirectly, by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept.

2.19 "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

2.20 "Independent Director" means a member of the Board who is not an Employee of the Company.

2.21 "Involuntary Termination" shall mean the termination of Participant's service by reason of:

(a) Participant's involuntary dismissal or discharge by the Company for reasons other than for Misconduct, or

(b) A Participant's voluntary resignation following:

(1) A reduction in Participant's level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based incentive programs) by more than ten percent (10%) or

(2) A relocation of the Participant's place of employment by more than forty (40) miles, provided and only if such change, reduction or relocation is effected by the Company without Participant's consent.

2.22 "Misconduct" shall mean the termination of Participant's service by reason of Participant's commission of any act of fraud, embezzlement or dishonesty, any unauthorized use or disclosure by Participant of confidential information or trade secrets of the Company (or any parent or Subsidiary), or any other intentional misconduct by Participant adversely affecting the business or affairs of the Company (or any parent or Subsidiary) in a material manner.

2.23 "Non-Employee Director" means a member of the Board who qualifies as a "Non-Employee Director" as defined in Rule 16b- 3(b)(3) of the Exchange Act, or any successor definition adopted by the Board.

2.24 "Non-Qualified Stock Option" means an Option that is not intended to be an Incentive Stock Option.

2.25 "Option" means a right granted to a Participant pursuant to Article 5 of the Plan to purchase a specified number of shares of Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

2.26 "Other Stock-Based Award" means an Award granted or denominated in Stock or units of Stock pursuant to Section 8.7 of the Plan.

2.27 "Participant" means a person who, as a member of the Board, Consultant or Employee, has been granted an Award pursuant to the Plan.

2.28 "Performance-Based Award" means an Award granted to selected Covered Employees pursuant to Articles 6 and 8, but which is subject to the terms and conditions set forth in Article 9. All Performance-Based Awards are intended to qualify as Qualified Performance-Based Compensation.

2.29 "Performance Bonus Award" has the meaning set forth in Section 8.8.

2.30 "Performance Criteria" means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added (as determined by the Committee), sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, return on net assets, return on stockholders' equity, return on assets, return on capital, stockholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings per share, price per share of Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

2.31 "Performance Goals" means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Committee, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

2.32 "Performance Period" means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to, and the payment of, a Performance-Based Award.

2.33 "Performance Share" means a right granted to a Participant pursuant to Article 8, to receive Stock, the payment of which is contingent upon achieving certain performance goals established by the Committee.

2.34 "Performance Stock Unit" means a right granted to a Participant pursuant to Article 8, to receive Stock, the payment of which is contingent upon achieving certain performance goals established by the Committee.

2.35 "Prior Plans" means, collectively, the following plans of the Company: the Pharmacyclics, Inc. 1995 Stock Option Plan, the Pharmacyclics, Inc. Non-Employee Directors Stock Option Plan and the Pharmacyclics, Inc. 1992 Stock Option Plan, in each case as such plan may be amended from time to time.

2.36 "Plan" means this Pharmacyclics, Inc. 2004 Equity Incentive Award Plan, as it may be amended from time to time.

2.37 "Qualified Performance-Based Compensation" means any compensation that is intended to qualify as "qualified performance- based compensation" as described in Section 162(m)(4)(C) of the Code.

2.38 "Restricted Stock" means Stock awarded to a Participant pursuant to Article 6 that is subject to certain restrictions and may be subject to risk of forfeiture.

2.39 "Restricted Stock Unit" means an Award granted pursuant to Section 8.6.

2.40 "Stock" means the common stock of the Company, par value $0.0001 per share, and such other securities of the Company that may be substituted for Stock pursuant to Article 11.

2.41 "Stock Appreciation Right" or "SAR" means a right granted pursuant to Article 7 to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over the Fair Market Value on the date the SAR was granted as set forth in the applicable Award Agreement.

2.42 "Stock Payment" means (a) a payment in the form of shares of Stock, or (b) an option or other right to purchase shares of Stock, as part of any bonus, deferred compensation or other arrangement, made in lieu of all or any portion of the compensation, granted pursuant to Article 8.

2.43` "Subsidiary" means any corporation or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

ARTICLE 3

SHARES SUBJECT TO THE PLAN

3.1 Number of Shares.

(a) Subject to adjustment as provided in Article 11 and Section 3.1(b), the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan be the sum of: (i) 1,600,000 shares, plus (ii) the number of shares of common stock of the Company which remain available for grants of options or other awards under the Prior Plans as of the Effective Date, plus (iii) the number of Shares that, after the Effective Date, would again become available for issuance pursuant to the reserved share replenishment provisions of the Prior Plans as a result of, stock options issued thereunder expiring or becoming unexercisable for any reason before being exercised in full, or, as a result of restricted stock being forfeited to the Company or repurchased by the Company pursuant to the terms of the agreements governing such shares. The share replenishment provision of the immediately preceding Section 3.1(a)(iii) shall be effective regardless of whether the Prior Plans have terminated or remain in effect. Notwithstanding the foregoing, in order that the applicable regulations under the Code relating to Incentive Stock Options be satisfied, the maximum number of shares of Stock that may be delivered upon exercise of Incentive Stock Options shall be 5,000,000, as adjusted under Article 11. The number of shares of Stock available for issuance will be reduced by 1.38 shares for every one share that is issued with respect to any Full Value Award.

(b) Notwithstanding Section 3.1(a): (i) the Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards), and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award; (ii) shares of Stock that are potentially deliverable under any Award (or any stock option or other award granted pursuant to any Prior Plan) that expires or is canceled, forfeited, settled in cash or otherwise terminated without a delivery of such shares to the Participant will not be counted as delivered under the Plan or such Prior Plan; (iii) shares of Stock that have been issued in connection with any Award (e.g., Restricted Stock) or Prior Plan award that is canceled, forfeited, or settled in cash such that those shares are returned to the Company will again be available for Awards; and (iv) shares of Stock withheld in payment of the exercise price or taxes relating to any Award or Prior Plan award and shares equal to the number surrendered in payment of any exercise price or taxes relating to any Award or Prior Plan award shall be deemed to constitute shares not delivered to the Participant and shall be deemed to be available for Awards under the Plan; provided, however, that, no shares shall become available pursuant to this Section 3.1(b) to the extent that (x) the transaction resulting in the return of shares occurs more than ten years after the date of the most recent shareholder approval of the Plan, or (y) such return of shares would constitute a "material revision" of the Plan subject to stockholder approval under then applicable rules of the Nasdaq National Market (or any other applicable exchange or quotation system). In addition, in the case of any Award granted in substitution for an award of a company or business acquired by the Company or a subsidiary or affiliate, shares of Stock issued or issuable in connection with such substitute Award shall not be counted against the number of shares reserved under the Plan, but shall be available under the Plan by virtue of the Company's assumption of the plan or arrangement of the acquired company or business. This Section 3.1 shall apply to the share limit imposed to conform to the regulations promulgated under the Code with respect to Incentive Stock Options only to the extent consistent with applicable regulations relating to Incentive Stock Options under the Code. Because shares will count against the number reserved in Section 3.1 upon delivery, the Committee may, subject to the share counting rules under this Section 3.1, determine that Awards may be outstanding that relate to a greater number of shares than the aggregate remaining available under the Plan, so long as Awards will not result in delivery and vesting of shares in excess of the number then available under the Plan. The payment of Dividend Equivalents in conjunction with any outstanding Awards shall not be counted against the shares available for issuance under the Plan.

3.2 Stock Distributed. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

3.3 Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Article 11, the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant during each calendar year shall be 1,000,000.

ARTICLE 4

ELIGIBILITY AND PARTICIPATION

4.1 Eligibility.

(a) General. Persons eligible to participate in this Plan include Employees, Consultants and all members of the Board, as determined by the Committee.

(b) Foreign Participants. In order to assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions shall increase the share limitations contained in Sections 3.1 and 3.3 of the Plan.

4.2 Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from among all eligible individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No individual shall have any right to be granted an Award pursuant to this Plan.

ARTICLE 5

STOCK OPTIONS

5.1 General. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a) Exercise Price. The exercise price per share of Stock subject to an Option shall be determined by the Committee and set forth in the Award Agreement; provided that the exercise price for any Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant.

(b) Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part; provided that the term of any Option granted under the Plan shall not exceed ten years; and, provided, further, that in the case of a Non-Qualified Stock Option, such Option shall be exercisable for one year after the date of the Participant's death (but not later than the expiration of the original term). The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

(c) Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash or other property acceptable to the Committee (including through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; provided that payment of such proceeds is then made to the Company upon settlement of such sale), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a member of the Board or an "executive officer" of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to pay the exercise price of an Option in any method which would violate Section 13(k) of the Exchange Act.

(d) Evidence of Grant. All Options shall be evidenced by a written Award Agreement between the Company and the Participant. The Award Agreement shall include such additional provisions as may be specified by the Committee.

5.2 Incentive Stock Options. Incentive Stock Options may be granted only to Employees and the terms of any Incentive Stock Options granted pursuant to the Plan must comply with the following additional provisions of this Section 5.2:

(a) Exercise Price. The exercise price per share of Stock shall be set by the Committee; provided that the exercise price for any Incentive Stock Option shall not be less than 100% of the Fair Market Value on the date of grant.

(b) Expiration of Option. An Incentive Stock Option may not be exercised to any extent by anyone after the first to occur of the following events:

(i) Ten years from the date it is granted, unless an earlier time is set in the Award Agreement.

(ii) One year after the date of the Participant's termination of employment or service on account of Disability or death. Upon the Participant's Disability or death, any Incentive Stock Options exercisable at the Participant's Disability or death may be exercised by the Participant's legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant's last will and testament, or, if the Participant fails to make testamentary disposition of such Incentive Stock Option or dies intestate, by the person or persons entitled to receive the Incentive Stock Option pursuant to the applicable laws of descent and distribution.

(iii) Three (3) months after the date of the Participant's termination of employment or service for any reason other than Disability or death.

(c) Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non- Qualified Stock Options.

(d) Ten Percent Owners. An Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company only if such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant.

(e) Transfer Restriction. The Participant shall give the Company prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of grant of such Incentive Stock Option or (ii) one year after the transfer of such shares of Stock to the Participant.

(f) Expiration of Incentive Stock Options. No Award of an Incentive Stock Option may be made pursuant to this Plan after the tenth anniversary of the Effective Date.

(g) Right to Exercise. During a Participant's lifetime, an Incentive Stock Option may be exercised only by the Participant.

5.3 Substitution of Stock Appreciation Rights. The Committee may provide in the Award Agreement evidencing the grant of an Option that the Committee, in its sole discretion, shall have to right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option, subject to the provisions of Section 7.2 hereof; provided that such Stock Appreciation Right shall be exercisable for the same number of shares of Stock as such substituted Option would have been exercisable for.

5.4 Granting of Options to Independent Directors.

(a) Initial and Annual Options. During the term of the Plan, a person who first becomes an Independent Director after the Effective Date automatically shall be granted an Option to purchase ten thousand (10,000) shares of Stock (an "Initial Option"). Commencing with the Effective Date and effective as of each annual meeting of the Company's stockholders thereafter during the term of the Plan, Independent Directors automatically shall be granted an Option to purchase seven thousand five hundred (7,500) shares of Stock as of each such annual meeting of stockholders (an "Annual Option"); provided, he or she has served as an Independent Director for the six (6) months prior to such annual meeting of the stockholders and continues to serve as member of the Board upon such date. For the avoidance of doubt, an Independent Director elected for the first time to the Board at an annual meeting of stockholders shall only receive an Initial Option in connection with such election, and shall not receive an Annual Option on the date following such meeting as well. Members of the Board who are employees of the Company who subsequently retire from the Company and remain on the Board will not receive an Initial Option grant but to the extent they are otherwise eligible, will receive, at each annual meeting of stockholders after his or her retirement from employment with the Company, an Annual Option grant.

(b) Non-Qualified Stock Options. Options granted to Independent Directors shall be Non-Qualified Stock Options.

(c) Price and Exercisability. The exercise price per share of Stock subject to each Option granted to an Independent Director shall equal 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted. Options granted to Independent Directors shall be immediately exercisable for any and all of the option shares; however, any of the shares purchased under such option shall be subject to repurchase by the company at the exercise price paid per share, upon the Independent Director's cessation of service prior to vesting in such shares.

(d) Vesting. Initial Options shall become vested and the company's repurchase right will lapse in substantially equal annual installments over the five (5) year period commencing with the date of grant. Annual Options shall become vested and the Company's repurchase right shall lapse in substantially equal monthly installments over the twelve (12) month period following their date of grant.

(e) Term of Options. The term of each Option granted to an Independent Director shall be 10 years from the date the Option is granted. Upon an Independent Director's termination of membership on the Board for any reason other than death or Disability, his or her Option granted under Section 5.3(a) shall remain exercisable for thirty-six (36) months following his or her termination of membership on the Board (or such longer period as the Board may determine in its discretion on or after the date of grant of such Option). Upon a Independent Director's termination of membership on the Board due to death or Disability, his or her Option granted under Section 5.3(a) shall immediately vest in full and the Company's repurchase right shall lapse in its entirety such that the option may be exercisable for thirty-six (36) months following his or her termination of membership on the Board due to death or Disability (or such longer period as the Board may determine in its discretion on or after the date of grant of such Option) for fully-vested shares. Unless otherwise determined by the Board on or after the date of grant of such Option, no portion of an Option granted under Section 5.3(a) which is unvested at the time of an Independent Director's termination of membership on the Board shall thereafter become vested.

ARTICLE 6

RESTRICTED STOCK AWARDS

6.1 Grant of Restricted Stock. The Committee is authorized to make Awards of Restricted Stock to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. All Awards of Restricted Stock shall be evidenced by a written Restricted Stock Award Agreement.

6.2 Issuance and Restrictions. Subject to Section 10.6, Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

6.3 Forfeiture. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that, except as otherwise provided by Section 10.6, the Committee may (a) provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and (b) in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

6.4 Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

ARTICLE 7

STOCK APPRECIATION RIGHTS

7.1 Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any Participant selected by the Committee. A Stock Appreciation Right may be granted (a) in connection and simultaneously with the grant of an Option, (b) with respect to a previously granted Option, or (c) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.

7.2 Coupled Stock Appreciation Rights.

(a) A Coupled Stock Appreciation Right ("CSAR") shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

(b) A CSAR may be granted to a Participant for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

(c) A CSAR shall entitle the Participant (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company the unexercised portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Stock on the date of exercise of the CSAR by the number of shares of Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee may impose.

7.3 Independent Stock Appreciation Rights.

(a) An Independent Stock Appreciation Right ("ISAR") shall be unrelated to any Option and shall have a term set by the Committee. An ISAR shall be exercisable in such installments as the Committee may determine. An ISAR shall cover such number of shares of Stock as the Committee may determine. The exercise price per share of Stock subject to each ISAR shall be set by the Committee; provided that the exercise price for any ISAR shall not be less than 100% of the Fair Market Value on the date of grant; and provided, further, that, the Committee in its sole and absolute discretion may provide that the ISAR may be exercised subsequent to a termination of employment or service, as applicable, or following a Change in Control of the Company, or because of the Participant's retirement, death or disability, or otherwise.

(b) An ISAR shall entitle the Participant (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Stock on the date of exercise of the ISAR by the number of shares of Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Committee may impose.

7.4 Payment and Limitations on Exercise.

(a) Payment of the amounts determined under Sections 7.2(c) and 7.3(b) above shall be in cash, in Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee.

(b) To the extent any payment under Section 7.2(c) or 7.3(b) is effected in Stock it shall be made subject to satisfaction of all provisions of Article 5 above pertaining to Options.

ARTICLE 8

OTHER TYPES OF AWARDS

8.1 Performance Share Awards. Any Participant selected by the Committee may be granted one or more Performance Share awards which shall be denominated in a number of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

8.2 Performance Stock Units. Any Participant selected by the Committee may be granted one or more Performance Stock Unit awards which shall be denominated in units of value including dollar value of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

8.3 Dividend Equivalents.

(a) Any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on the shares of Stock that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

(b) Dividend Equivalents granted with respect to Options or SARs that are intended to be Qualified Performance-Based Compensation shall be payable, with respect to pre-exercise periods, regardless of whether such Option or SAR is subsequently exercised.

8.4 Stock Payments. Any Participant selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee; provided, that unless otherwise determined by the Committee such Stock Payments shall be made in lieu of base salary, bonus, or other cash compensation otherwise payable to such Participant. The number of shares shall be determined by the Committee and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

8.5 Deferred Stock. Any Participant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee subject to Section 10.6. Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Participant awarded Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Deferred Stock Award has vested and the Stock underlying the Deferred Stock Award has been issued.

8.6 Restricted Stock Units. The Committee is authorized to make Awards of Restricted Stock Units to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. At the time of grant, the Committee shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate subject to Section 10.6. At the time of grant, the Committee shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the grantee. On the maturity date, the Company shall transfer to the Participant one unrestricted, fully transferable share of Stock for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited. The Committee shall specify the purchase price, if any, to be paid by the grantee to the Company for such shares of Stock.

8.7 Other Stock-Based Awards. Any Participant selected by the Committee may be granted one or more Awards that provide Participants with shares of Stock or the right to purchase shares of Stock or that have a value derived from the value of, or an exercise or conversion privilege at a price related to, or that are otherwise payable in shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee subject to Section 10.6. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of Award) the contributions, responsibilities and other compensation of the particular Participant.

8.8 Performance Bonus Awards. Any Participant selected by the Committee may be granted one or more Performance-Based Awards in the form of a cash bonus (a "Performance Bonus Award") payable upon the attainment of Performance Goals that are established by the Committee and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Committee subject to Section 10.6. Any such Performance Bonus Award paid to a Covered Employee shall be based upon objectively determinable bonus formulas established in accordance with Article 9. The maximum amount of any Performance Bonus Award payable to a Covered Employee with respect to any fiscal year of the Company shall not exceed $1,500,000.

8.9 Term. Except as otherwise provided herein, the term of any Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Stock Payments, Deferred Stock, Restricted Stock Units or Other Stock-Based Award shall be set by the Committee in its discretion.

8.10 Exercise or Purchase Price. The Committee may establish the exercise or purchase price, if any, of any Award of Performance Shares, Performance Stock Units, Deferred Stock, Stock Payments, Restricted Stock Units or Other Stock-Based Award; provided, however, that such price shall not be less than the par value of a share of Stock on the date of grant, unless otherwise permitted by applicable state law.

8.11 Exercise Upon Termination of Employment or Service. An Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Deferred Stock, Stock Payments, Restricted Stock Units and Other Stock-Based Award shall only be exercisable or payable while the Participant is an Employee, Consultant or a member of the Board, as applicable; provided, however, that the Committee in its sole and absolute discretion may provide that an Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Stock Payments, Deferred Stock, Restricted Stock Units or Other Stock-Based Award may be exercised or paid subsequent to a termination of employment or service, as applicable, or following a Change in Control of the Company, or because of the Participant's retirement, death or disability, or otherwise; provided, however, that any such provision with respect to Performance Shares or Performance Stock Units shall be subject to the requirements of Section 162(m) of the Code that apply to Qualified Performance-Based Compensation.

8.12 Form of Payment. Payments with respect to any Awards granted under this Article 8 shall be made in cash, in Stock or a combination of both, as determined by the Committee.

8.13 Award Agreement. All Awards under this Article 8 shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by a written Award Agreement.

ARTICLE 9

PERFORMANCE-BASED AWARDS

9.1 Purpose. The purpose of this Article 9 is to provide the Committee the ability to qualify Awards other than Options and SARs and that are granted pursuant to Articles 6 and 8 as Qualified Performance-Based Compensation. If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 9 shall control over any contrary provision contained in Articles 6 or 8; provided, however, that the Committee may in its discretion grant Awards to Covered Employees that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 9.

9.2 Applicability. This Article 9 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

9.3 Procedures with Respect to Performance-Based Awards. To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4) of the Code, with respect to any Award granted under Articles 6 and 8 which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

9.4 Payment of Performance-Based Awards. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved.

9.5 Additional Limitations. Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance- based compensation as described in Section 162(m)(4) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

ARTICLE 10

PROVISIONS APPLICABLE TO AWARDS

10.1 Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

10.2 Award Agreement. Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include the term of an Award, the provisions applicable in the event the Participant's employment or service terminates, and the Company's authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

10.3 Limits on Transfer. No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided by the Committee, no Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution. The Committee by express provision in the Award or an amendment thereto may permit an Award (other than an Incentive Stock Option) to be transferred to, exercised by and paid to certain persons or entities related to the Participant, including but not limited to members of the Participant's family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant's family and/or charitable institutions, or to such other persons or entities as may be expressly approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes (or to a "blind trust" in connection with the Participant's termination of employment or service with the Company or a Subsidiary to assume a position with a governmental, charitable, educational or similar non-profit institution) and on a basis consistent with the Company's lawful issue of securities.

10.4 Beneficiaries. Notwithstanding Section 10.3, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant's spouse as his or her beneficiary with respect to more than 50% of the Participant's interest in the Award shall not be effective without the prior written consent of the Participant's spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant's will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

10.5 Stock Certificates. Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded. All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee.

10.6 Full Value Award Vesting Limitations. Notwithstanding any other provision of this Plan to the contrary, Full Value Awards made to Employees or Consultants shall become vested over a period of not less than three years (or, in the case of vesting based upon the attainment of Performance Goals or other performance-based objectives, over a period of not less than one year) following the date the Award is made; provided, however, that, notwithstanding the foregoing, Full Value Awards that result in the issuance of an aggregate of up to 5% of the shares of Stock available pursuant to Section 3.1(a) may be granted to any one or more Participants without respect to such minimum vesting provisions.

ARTICLE 11

CHANGES IN CAPITAL STRUCTURE

11.1 Adjustments.

(a) In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Stock or the share price of the Stock, the Committee shall make such proportionate adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change with respect to (i) the aggregate number and type of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3); (ii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable Performance Goals or Performance Criteria with respect thereto); and (iii) the grant or exercise price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Qualified Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.

(b) In the event of any transaction or event described in Section 11.1(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate (including without limitation any Corporate Transaction), or of changes in applicable laws, regulations or accounting principles, the Committee, in its sole discretion and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant's request, is hereby authorized to take any one or more of the following actions whenever the Committee determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, except for those options granted to Independent Directors under Section 5.4, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(1)  In the event of any Corporate Transaction or Change in Control, each outstanding Award, which is not otherwise vested or remains subject to forfeiture shall automatically accelerate so that each such Award shall, immediately prior to the Corporate Transaction or Change in Control become vested and exercisable with regard to fifty percent (50%) of the shares of Common Stock which are at the time subject to such Award and unvested and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock, if applicable and fifty percent (50%) of the forfeiture restrictions on such Awards, if applicable, will lapse. The remaining shares of Common Stock at the time subject to each outstanding Award, but not otherwise vested pursuant to the terms of preceding sentence, shall automatically accelerate so that each such option shall, immediately prior to the Corporate Transaction or Change in Control become vested and exercisable with regard to the remaining shares, if applicable, and the forfeiture restrictions shall lapse, provided however, the remaining shares shall not become vested and exercisable on such accelerated basis and the remaining forfeiture restrictions will not lapse, if and to the extent, such Award is assumed or substituted by the successor corporation. In the event the Participant's service is terminated by reason of Involuntary Termination, within twelve (12) months following a Corporate Transaction or Change in Control in which a portion of such Award was assumed or substituted, the shares subject to such Award shall thereupon vest in full and, if applicable, the remaining forfeiture restrictions shall lapse. Any Awards so accelerated shall remain exercisable for fully-vested shares, if applicable, until the earlier of (i) the expiration of their term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination.

(2) In connection with any Corporate Transaction or Change in Control, the shares of Common Stock at the time subject to each outstanding option, granted under Section 5.4(a), but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction or Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully- vested shares of Common Stock. Each such option shall remain exercisable for such fully-vested option shares until the expiration of the option term or the surrender of the option in connection with a Hostile Take- Over. Upon the occurrence of a Hostile Take-Over, the Independent Director have a thirty (30)- day period in which to surrender to the Company each option granted under Section 5.4(a) and held by him or her for a period of at least six (6) months. The Participant shall in return be entitled to a cash distribution from the Company in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the Participant is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Company. No approval of the Board or any committee of the Board shall be required in connection with such option surrender and cash distribution.

(3) The Committee shall have the discretion, exercisable either at the time an Award is granted or at any time while an Award remains outstanding, to provide for the automatic acceleration of one or more outstanding Awards (and the automatic termination of one or more outstanding forfeiture restrictions with the immediate vesting of the underlying Awards) upon the occurrence of a Corporate Transaction, whether or not those Awards are to be assumed or replaced (or those forfeiture restrictions are to be assigned) in the Corporate Transaction.

(4) Immediately following the consummation of the Corporate Transaction, all outstanding Awards shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

(5) Each Award which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Participant in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan on both an aggregate and per Participant basis following the consummation of such Corporate Transaction and (ii) the exercise price payable per share, as applicable, under each outstanding Award, provided the aggregate exercise price payable for such securities shall remain the same.

(6) The Committee shall have the discretion, exercisable either at the time an Award is granted or at any time while an Award remains outstanding, to (i) provide for the automatic acceleration of one or more outstanding Awards (and the automatic termination of one or more outstanding forfeiture restrictions with the immediate vesting of the shares of Common Stock subject to those rights) upon the occurrence of a Change in Control or (ii) condition any such Award acceleration upon the subsequent Involuntary Termination of the Participant's service within any specified period following the effective date of such Change in Control.

(7) The portion of any Incentive Stock Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

11.2 Outstanding Awards - Other Changes. In the event of any other change in the capitalization of the Company or corporate change other than those specifically referred to in this Article 11, the Committee may, in its absolute discretion, make such adjustments in the number and kind of shares or other securities subject to Awards outstanding on the date on which such change occurs and in the per share grant or exercise price of each Award as the Committee may consider appropriate to prevent dilution or enlargement of rights.

11.3 No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Committee under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the grant or exercise price of any Award.

ARTICLE 12

ADMINISTRATION

12.1 Committee. The Plan shall be administered by the Compensation Committee of the Board. The Committee shall consist of at least two individuals, each of whom qualifies as (a) a Non-Employee Director, and (b) an "outside director" pursuant to Code Section 162(m) and the regulations issued thereunder. Reference to the Committee shall refer to the Board if the Compensation Committee ceases to exist and the Board does not appoint a successor Committee.

12.2 Action by the Committee. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by a majority of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

12.3 Authority of Committee. Subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to:

(a) Designate Participants to receive Awards;

(b) Determine the type or types of Awards to be granted to each Participant;

(c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

(d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any reload provision, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines; provided, however, that the Committee shall not have the authority to accelerate the vesting or waive the forfeiture of any Performance-Based Awards;

(e) Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(g) Decide all other matters that must be determined in connection with an Award;

(h) Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i) Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and

(j) Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.

12.4 Decisions Binding. The Committee's interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

12.5 Delegation of Authority. To the extent permitted by applicable law, the Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards to Participants other than (a) senior executives of the Company who are subject to Section 16 of the Exchange Act, (b) Covered Employees, or (c) officers of the Company (or members of the Board) to whom authority to grant or amend Awards has been delegated hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation, and the Committee may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 12.5 shall serve in such capacity at the pleasure of the Committee.

ARTICLE 13

EFFECTIVE AND EXPIRATION DATE

13.1 Effective Date. The Plan is effective as of the date the Plan is approved by the Company's stockholders (the "Effective Date"). The Plan will be deemed to be approved by the stockholders if it receives the affirmative vote of the holders of a majority of the shares of stock of the Company present or represented and entitled to vote at a meeting duly held in accordance with the applicable provisions of the Company's Bylaws.

13.2 Expiration Date. The Plan will expire on, and no Award may be granted pursuant to the Plan after, the earlier of the tenth anniversary of (i) the Effective Date or (ii) the date this Plan is approved by the Board. Any Awards that are outstanding on the tenth anniversary of the Effective Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.

ARTICLE 14

AMENDMENT, MODIFICATION, AND TERMINATION

14.1 Amendment, Modification, And Termination. With the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) stockholder approval is required for any amendment to the Plan that (i) increases the number of shares available under the Plan (other than any adjustment as provided by Article 11), (ii) permits the Committee to grant Options with an exercise price that is below Fair Market Value on the date of grant, or (iii) permits the Committee to extend the exercise period for an Option beyond ten years from the date of grant or (iv) results in a material increase in benefits or a change in eligibility requirements. Notwithstanding any provision in this Plan to the contrary, absent approval of the stockholders of the Company, no Option may be amended to reduce the per share exercise price of the shares subject to such Option below the per share exercise price as of the date the Option is granted and, except as permitted by Article 11, no Option may be granted in exchange for, or in connection with, the cancellation or surrender of an Option having a higher per share exercise price.

14.2 Awards Previously Granted. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant.

ARTICLE 15

GENERAL PROVISIONS

15.1 No Rights to Awards. No Participant, employee, or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Participants, employees, and other persons uniformly.

15.2 No Stockholders Rights. No Award gives the Participant any of the rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

15.3 Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. The Committee may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company withhold shares of Stock otherwise issuable under an Award (or allow the return of shares of Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Participant of such Award within six months after such shares of Stock were acquired by the Participant from the Company) in order to satisfy the Participant's federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

15.4 No Right to Employment or Services. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary.

15.5 Unfunded Status of Awards. The Plan is intended to be an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

15.6 Indemnification. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

15.7 Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

15.8 Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

15.9 Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

15.10 Fractional Shares. No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

15.11 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

15.12 Government and Other Regulations. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register pursuant to the Securities Act of 1933, as amended (the "Securities Act"), any of the shares of Stock paid pursuant to the Plan. If the shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

15.13 Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.

* * * * *

I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Pharmacyclics, Inc. on _______________, 2005.

* * * * *

I hereby certify that the foregoing Plan was approved by the stockholders of Pharmacyclics, Inc. on _______________, 2005.

Executed on this ______ day of ____________, 2005.

Corporate Secretary

Appendix

PROXY

PHARMACYCLICS, INC.

Annual Meeting of Stockholders, December 15, 2005

This Proxy is Solicited on Behalf of the Board of Directors of Pharmacyclics, Inc.

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement and appoints Richard A. Miller, M.D., and Leiv Lea, and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Pharmacyclics, Inc. (the "Company") which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held at the Sheraton Palo Alto Hotel, 625 El Camino Real, Palo Alto, California 94301 on Thursday, December 15, 2005 at 12:00 p.m. (the "Annual Meeting"), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on the reverse side.
SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

X	Please mark votes as in this example.

The Board of Directors recommends a vote FOR each of the directors listed below and a vote FOR the other proposals. This Proxy, when properly executed, will be voted as specified below. If no specification is made, this Proxy will be voted FOR the election of the directors listed below and FOR the other proposals.

  To elect the following directors to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified: Nominees: (01) Miles R. Gilburne, (02) Loretta M. Itri, M.D., (03) Richard M. Levy, Ph.D., (04) Richard A. Miller, M.D., (05) William R. Rohn, (06) Craig C. Taylor.
	For all nominees _____	Withheld from all nominees _____
____________________________________ For all nominees except as noted above

  To amend the Company's 2004 Equity Incentive Award Plan (the "2004 Plan") in order to increase the total number of shares of common stock authorized for issuance over the term of the 2004 Plan by an additional 1,000,000 shares.
  FOR _____ AGAINST _____ ABSTAIN _____

  To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2006.
  FOR _____ AGAINST _____ ABSTAIN _____

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT

MARK HERE IF YOU PLAN TO ATTEND THE MEETING

Please sign your name(s) exactly as it appears hereon.

Signature: ______________________________ Date: _______________    Signature: ______________________________ Date: _______________